Putnam Short-Term Municipal Income Fund
The fund's portfolio
8/31/20 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
FHA Insd. — Federal Housing Administration Insured
FNMA Coll. — Federal National Mortgage Association Collateralized
FRB — Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
PSFG — Permanent School Fund Guaranteed
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.09% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (95.8%)(a)
	Rating(RAT)	Principal amount	Value
Alabama (1.6%)
AL State Special Care Fac. Fin. Auth. Mandatory Put Bonds (11/1/22), (Ascension Health Credit Group), Ser. 06C-1, 1.85%, 11/15/46	AA+	$500,000	$514,645
Black Belt Energy Gas Dist., Gas Supply Mandatory Put Bonds (7/1/22), Ser. A, 4.00%, 8/1/47	Aa2	150,000	158,976

			673,621
Arizona (0.3%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	25,000	25,293
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	A/F	100,000	102,907
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great Hearts Academies), 3.75%, 7/1/24	BBB-	10,000	10,435

			138,635
California (17.8%)
CA Muni. Fin. Auth. Rev. Bonds, (Channing House), Ser. A, 5.00%, 5/15/23	AA-	650,000	726,473
CA School Fac. Fin. Auth. 144A Rev. Bonds, (Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/21	BBB-	100,000	102,988
CA State G.O. Bonds, 5.00%, 3/1/23	Aa2	150,000	168,054
CA State Mandatory Put Bonds (12/1/21) Ser. B, 0.868%, 12/1/31	Aa2	1,000,000	1,000,340
CA State Mandatory Put Bonds (12/1/20) Ser. C, 0.808%, 12/1/28	Aa2	350,000	350,028
CA State VRDN Ser. A-3, 0.01%, 5/1/33	VMIG 1	1,000,000	1,000,000
CA State Charter School Fin. Auth. 144A Rev. Bonds, (Summit Pub. Schools), 5.00%, 6/1/22	Baa3	105,000	109,419
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21), (CA Academy of Sciences), Ser. D, 0.50%, 8/1/47	A2	200,000	199,276
Mandatory Put Bonds (4/1/22), (J. Paul Getty Trust (The)), Ser. A-2, 0.439%, 10/1/47	Aaa	500,000	498,845
CA State Muni. Fin. Auth Mobile Home Park Rev. Bonds, (Caritas Affordable Housing, Inc.), Ser. A, 5.00%, 8/15/23	BBB+	510,000	565,269
CA State Muni. Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (12/1/20), (Waste Management, Inc.), Ser. A, 2.00%, 12/1/44	A-	125,000	125,450
CA State, Pub. Wks. Board Rev. Bonds
(Dept. of State Hospitals - Coalinga State Hosp.), 5.00%, 6/1/23	Aa3	235,000	265,569
(Various Capital), Ser. B, 5.00%, 3/1/23	Aa3	425,000	475,363
Long Beach Harbor Rev. Bonds, Ser. C , 4.00%, 7/15/21	Aa2	500,000	515,650
Palomar, Cmnty. Colleg Dist. G.O. Bonds, 5.00%, 5/1/23	Aa2	500,000	564,400
San Bernardino Cnty., FRB, Ser. C, 0.386%, 8/1/23	AA+	375,000	371,055
San Diego, Pub. Facs. Fin. Auth. Rev. Bonds, Ser. A, 5.00%, 5/15/29	AA+	300,000	374,925
San Juan, Unified School Dist. G.O. Bonds, Ser. B, 5.00%, 8/1/23	Aa2	100,000	109,284
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds (5/1/21), (Canyon Pwr.), Ser. A, 2.25%, 7/1/40	Aa3	200,000	200,376

			7,722,764
Colorado (3.3%)
CO E-470 Pub. Hwy. Auth. Mandatory Put Bonds (9/1/21), Ser. A, 0.524%, 9/1/39	A2	500,000	497,210
CO E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, 5.00%, 9/1/26	A2	500,000	624,250
High Plains Co. Metro. Dist. G.O. Bonds, NATL, 4.00%, 12/1/21	Baa2	150,000	156,251
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1, 3.00%, 12/1/22	Ba1	60,000	60,250
U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22), (UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	AA	100,000	104,133

			1,442,094
Connecticut (2.4%)
CT State Special Tax, 5.00%, 5/1/25	A+	150,000	181,026
CT State Hsg. Fin. Auth. Rev. Bonds
Ser. D2, 3.00%, 5/15/24	Aaa	600,000	637,620
Ser. G, 2.75%, 5/15/26	Aaa	235,000	241,780

			1,060,426
District of Columbia (1.1%)
DC Rev. Bonds
(D.C. Intl. School), 5.00%, 7/1/27	BBB	300,000	353,067
(KIPP DC), 5.00%, 7/1/23	BBB+	100,000	110,223

			463,290
Florida (2.6%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (Nova Southeastern U., Inc.), 5.00%, 4/1/29	A-	150,000	186,885
Jacksonville, Port Auth. Rev. Bonds, 4.50%, 11/1/32 (Prerefunded 11/1/22)	A2	855,000	923,682

			1,110,567
Georgia (4.2%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (5/3/21)(2/3/25)
Mandatory Put Bonds (5/3/21), (GA Transmission Corp. Vogtle Project), 2.50%, 1/1/52	AA-	200,000	202,400
Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	300,000	301,695
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 0.854%, 4/1/48	Aa2	800,000	799,080
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds, Ser. A, 5.00%, 5/15/21	A3	500,000	513,750

			1,816,925
Illinois (8.3%)
Chicago, G.O. Bonds, Ser. A
5.00%, 1/1/22	BBB+	250,000	257,655
5.00%, 1/1/21	BBB+	200,000	201,532
5.00%, 1/1/21 (Escrowed to Maturity)	BBB+	50,000	50,794
Chicago, Board of Ed. G.O. Bonds, Ser. E, 5.00%, 12/1/21	BB-	100,000	103,644
Chicago, O'Hare Intl. Arpt. Rev. Bonds, Ser. F, 4.25%, 1/1/21	A2	500,000	501,570
Chicago, Waste Wtr. Transmission Rev. Bonds, 5.00%, 1/1/23	A	200,000	209,444
IL State G.O. Bonds
Ser. A, 5.00%, 10/1/24	Baa3	500,000	550,540
Ser. D, 5.00%, 11/1/21	Baa3	450,000	466,713
Ser. A, 5.00%, 4/1/21	Baa3	100,000	101,991
5.00%, 1/1/21	Baa3	150,000	151,751
4.00%, 8/1/25	Baa3	225,000	231,442
IL State Fin. Auth. Mandatory Put Bonds (9/1/22), (Field Museum of Natural History), 0.606%, 11/1/34	A2	495,000	489,283
IL State Fin. Auth. Rev. Bonds, (Presbyterian Homes Oblig. Group), Ser. A, 5.00%, 11/1/23	A-/F	75,000	82,105
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/22	AA	100,000	106,175
5.00%, 4/1/21	AA	100,000	102,285

			3,606,924
Kentucky (2.3%)
Louisville & Jefferson Cnty., Metro. Govt. Poll. Control Mandatory Put Bonds (4/1/21), (Louisville Gas & Elec. Co.), Ser. A, 1.85%, 10/1/33	A1	1,000,000	1,006,470

			1,006,470
Louisiana (1.2%)
LA State Offshore Term. Auth. Deepwater Port Mandatory Put Bonds (12/1/23), (Loop, LLC), Ser. A, 1.65%, 9/1/33	A3	400,000	401,620
St. John The Baptist Parish Mandatory Put Bonds (7/1/24), (Marathon Oil Corp.), 2.125%, 6/1/37	Baa3	100,000	100,642

			502,262
Maryland (0.5%)
Frederick Cnty., Special Tax Bonds, (Oakdale-Lake Linganore), 2.625%, 7/1/24	BB/P	200,000	197,300

			197,300
Massachusetts (0.2%)
Lowell, Collegiate Charter School Rev. Bonds, 4.00%, 6/15/24	BB-/P	50,000	50,635
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169, 4.00%, 12/1/44	Aa1	50,000	52,282

			102,917
Michigan (2.6%)
MI State Fin. Auth.. Mandatory Put Bonds (8/9/21), (McLaren Hlth. Care Corp. Oblig. Group), Ser. D-2, 0.59%, 10/15/38	A1	600,000	600,084
MI State Hosp. Fin. Auth. Mandatory Put Bonds (4/1/21), (Ascension Hlth.), Ser. F-2, 1.90%, 11/15/47	AA+	355,000	357,836
Milan Area Schools G.O Bonds, 5.00%, 5/1/21	AA	175,000	180,343

			1,138,263
Minnesota (1.3%)
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN, (Allina Hlth. Syst.), Ser. B-2, 0.02%, 11/15/35	VMIG 1	500,000	500,000
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4.00%, 7/1/38	Aa1	70,000	74,012

			574,012
Mississippi (0.5%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	225,000	226,494

			226,494
Missouri (2.3%)
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The)), Ser. D, 0.02%, 9/1/30	VMIG 1	1,000,000	1,000,000

			1,000,000
Montana (0.1%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA Insd., 3.00%, 12/1/43	Aa1	30,000	31,012

			31,012
Nevada (3.1%)
Clark Cnty., G.O. Bonds, AMBAC, 3.00%, 11/1/35	Aa1	675,000	675,452
Clark Cnty., School Dist. G.O. Bonds, Ser. A, AGM, 3.00%, 6/15/25	AA	500,000	553,370
Las Vegas, Redev. Agcy. Tax Alloc. Bonds, 5.00%, 6/15/22	BBB+	100,000	106,455

			1,335,277
New Jersey (4.6%)
Lyndhurst Twp., G.O. Bonds, 2.00%, 5/6/21	AA+/P	500,000	505,500
NJ State Econ. Dev. Auth. Mandatory Put Bonds (6/1/23), (NJ-American Water Co., Inc.), 1.20%, 11/1/34	A1	500,000	507,395
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. B, 5.00%, 11/1/21	Baa1	100,000	104,687
NJ State Tpk. Auth. Mandatory Put Bonds (1/1/21), Ser. C-5, 0.569%, 1/1/28	A+	150,000	149,961
NJ State Trans. Trust Fund Auth. Rev. Bonds, Ser. AA, 5.25%, 6/15/30	Baa1	650,000	706,661

			1,974,204
New Mexico (1.0%)
Farmington, Poll. Control Mandatory Put Bonds (6/1/22)
(Pub. Svcs. Co. of NM), Ser. B, 2.125%, 6/1/40	Baa2	100,000	102,260
(Public Service Co. of NM), 1.20%, 6/1/40	Baa2	150,000	150,768
NM State Hosp. Equip. Loan Council First Mtge. Rev. Bonds, (La Vida Expansion), Ser. C, 2.25%, 7/1/23	BBB-/F	200,000	194,682

			447,710
New York (15.6%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc), 5.00%, 5/1/22	A	500,000	523,155
Long Island, Pwr. Auth. Elec. Syst.
Mandatory Put Bonds (9/1/24), Ser. B, 1.65%, 9/1/49	A2	500,000	515,855
Mandatory Put Bonds (9/1/25), Ser. B, 0.85%, 9/1/50	A2	500,000	502,570
Metro. Trans. Auth. Rev. Bonds, Ser. B-2B, 5.00%, 5/15/21	A1	500,000	508,565
New York, G.O. Bonds, Ser. E, 5.25%, 8/1/22	Aa1	250,000	273,850
NY City, VRDN, Ser. I-8, 0.03%, 4/1/36	VMIG 1	1,000,000	1,000,000
NY City, Hsg. Dev. Corp. Mandatory Put Bonds (7/1/23), Ser. B-2, 2.10%, 11/1/58	AA+	170,000	173,249
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN, Ser. DD-1, 0.02%, 6/15/43	VMIG 1	700,000	700,000
NY State Dorm. Auth. Personal Income Tax Rev. Bonds
Ser. E, 5.00%, 3/15/23	Aa1	210,000	235,099
Ser. A, 5.00%, 2/15/23 (Prerefunded 10/1/20)	Aa1	400,000	446,272
NY State Hsg. Fin. Agcy. Rev. Bonds, (Climate Bond Certified), FNMA Coll., 1.625%, 5/1/23	Aa2	760,000	763,960
NY State Urban Dev. Corp. Sales Tax Rev. Bonds, Ser. A-1, 5.00%, 3/15/22	Aa1	295,000	316,706
Port Auth. of NY & NJ Rev. Bonds
Ser. 189, 5.00%, 5/1/23	Aa3	255,000	286,317
Ser. 185, 5.00%, 9/1/21	Aa3	500,000	522,610

			6,768,208
Ohio (1.5%)
OH State Higher Edl. Fac. Comm. Rev. Bonds, (U. of Dayton), Ser. 06, AMBAC, 2.619%, 12/1/21	A+	665,000	669,416

			669,416
Pennsylvania (3.7%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/22	A	200,000	213,658
Bethlehem, Area School Dist. Auth. Mandatory Put Bonds (11/1/21), 0.609%, 1/1/30	A1	150,000	148,880
Geisinger, Auth. Hlth. Syst. Mandatory Put Bonds (2/15/27), (Geisinger Hlth. Syst.), 5.00%, 4/1/43	AA-	350,000	429,832
Meadville, G.O. Bonds, Ser. B, AGM, 3.00%, 10/1/27	A2	500,000	500,685
PA State Tpk. Comm. Rev. Bonds, 5.00%, 12/1/21	A1	200,000	210,994
State Public School Bldg. Auth. Palease Rev. Bonds, (Philadelphia School Dist.), 5.00%, 6/1/23	A2	100,000	111,169

			1,615,218
Puerto Rico (0.5%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. CC, AGM, 5.50%, 7/1/29	AA	55,000	60,932
Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax Bonds, Ser. C, AMBAC, 5.50%, 7/1/26	C	25,000	27,326
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds, Ser. L, NATL, 5.50%, 7/1/21	Baa2	108,834	110,220

			198,478
Rhode Island (0.2%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	100,000	106,282

			106,282
South Carolina (1.4%)
SC State Pub. Svcs. Auth. Rev. Bonds, (Santee Cooper), Ser. D
5.00%, 12/1/22 (Prerefunded 6/1/22)	AAA/P	50,000	54,156
5.00%, 12/1/22	A2	50,000	53,809
SC Trans. Infrastructure Bank Mandatory Put Bonds (10/1/22), Ser. 03B, 0.554%, 10/1/31	Aa3	495,000	491,738

			599,703
Texas (5.5%)
Central TX Regl. Mobility Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/22	A-	300,000	317,880
Goose Creek, Cons. Indpt. School Dist. Mandatory Put Bonds (10/1/20), Ser. B, PSFG, 3.00%, 10/1/49	Aaa	115,000	115,245
Houston, Indpt. School Dist. Mandatory Put Bonds (6/1/23), PSFG, 4.00%, 6/1/29	Aaa	1,000,000	1,094,333
Little Elm, Indpt. School Dist. G.O. Bonds, PSFG, 5.00%, 8/15/22	AAA	305,000	333,646
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A3	75,000	91,764
TX State Affordable Hsg. Corp. Rev. Bonds, Ser. A, GNMA, 5.25%, 9/1/28	Aa1	155,000	158,345
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/Transmission Converting Security), 5.00%, 9/1/47	A+	275,000	275,864

			2,387,077
Utah (2.3%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. A, 0.02%, 5/15/37	VMIG 1	1,000,000	1,000,000

			1,000,000
Virginia (1.1%)
VA State College Bldg. Auth. Edl. Fac. Rev. Bonds, Ser. B, 5.00%, 9/1/22	Aa1	450,000	492,746

			492,746
Washington (2.7%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA+	400,000	400,000
King Cnty., Swr. Mandatory Put Bonds (12/1/21), 2.60%, 1/1/43	Aa2	300,000	302,898
Port of Seattle Rev. Bonds, Ser. C, 5.00%, 5/1/24	A1	315,000	361,390
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 1.214%, 1/1/42	A+	100,000	99,977

			1,164,265

Total municipal bonds and notes (cost $41,101,524)			$41,572,560

SHORT-TERM INVESTMENTS (3.5%)(a)
	Shares	Value
Putnam Short Term Investment Fund Class P 0.21%(AFF)	1,538,276	$1,538,276

Total short-term investments (cost $1,538,276)		$1,538,276
TOTAL INVESTMENTS

Total investments (cost $42,639,800)		$43,110,836

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$2,000,000	$6,186	$—	11/10/20	—	0.30% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(6,186)

Upfront premium received		—	Unrealized appreciation			—

Upfront premium (paid)		—	Unrealized (depreciation)			(6,186)

Total		$—			Total	$(6,186)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from December 1, 2019 through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $43,396,287.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 11/30/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 8/31/20
	Short-term investments
	Putnam Short Term Investment Fund*	$746,542	$26,560,687	$25,768,953	$3,777	$1,538,276

	Total Short-term investments	$746,542	$26,560,687	$25,768,953	$3,777	$1,538,276
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	At the close of the reporting period, the fund maintained liquid assets totaling $6,186 to cover certain derivative contracts.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.09%, 0.16% and 0.24%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Local debt	15.9%
	State debt	14.8
	Utilities	13.9
	Transportation	10.5
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $6,186 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$41,572,560	$—
Short-term investments	1,538,276	—	—

Totals by level	$1,538,276	$41,572,560	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(6,186)	$—

Totals by level	$—	$(6,186)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC total return swap contracts (notional)	$1,200,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com